Exhibit 10.31

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

May 4, 2018

Novartis International Pharmaceutical Ltd.

Lichtstrasse 35

CH-4056 Basel Switzerland

RE: Letter Agreement relating to pharmacokinetic analysis and transfer or BGJ398 Material and databases

Ladies and Gentlemen:

Reference is hereby made in this letter agreement (this “Letter Agreement”) to that certain License Agreement by and between Novartis International Pharmaceutical Ltd. (“Novartis”) and QED Therapeutics, Inc. (“QED”) dated as of January 29, 2018 (as originally executed and as the same may be amended, supplemented or modified from time to time in accordance with its terms, the “License Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement. Novartis and QED are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have agreed that Novartis shall conduct certain pharmacokinetic analyses and related activities for clinical study [***], which activities are not set forth in the License Agreement; and

WHEREAS, the Parties desire to amend the License Agreement with respect to the timing and performance of the transfer of BGJ398 Material and databases and make such other agreements related thereto, as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Letter Agreement, Novartis and QED hereby agree as follows:

1.
Pharmacokinetic Analysis.
(a)
The Parties hereby agree that Novartis shall, at no cost to QED, conduct certain pharmacokinetic analyses and related activities for the clinical study entitled: [***] pursuant to the Statement of Work attached hereto as Schedule 1. The Parties hereby agree that all results of all such activities performed by Novartis pursuant to this Statement of Work, including all reports, records, results, data and other information generated in the conduct of such activities, shall be considered “Novartis Know-How,” notwithstanding anything to the contrary in the definition of “Novartis Know-How” and licensed to QED pursuant to Section 2.1 of the License Agreement. Novartis will conduct such activities in accordance with all Applicable Laws and all applicable industry standards and practices. QED acknowledges that reports, records, results, data and other information generated in the conduct of such activities shall be provided “as is” and without implied warranties of merchantability or fitness for a particular purpose, and any use made by QED of such reports, records, results, data and other information is at its own risk.
2.
Transfer of BGJ398 Material.
(a)
Section 6.1 of the License Agreement is hereby deleted and replaced in its entirety with the following:

“Transfer of BGJ398. Novartis will make available for pick-up (ex works, Incoterms 2010) the material identified on Exhibit D (the “BGJ398 Material”), in the form as currently exists, from Novartis’ facilities where BGJ398 Material is currently stored, at no additional cost to QED in multiple installments according as set forth in Section 6.3(e) below. The pick-up of each installment of the BGJ398 Material must be completed within [***] after the date that Novartis notifies such installment of BGJ398 Material is available for pick up. Any installment of BGJ398 Material not picked up by the end of that [***] period may be disposed of by Novartis in its sole discretion.”

(b)
Section 6.3(e) of the License Agreement is hereby deleted and replaced in its entirely with the following:

“(e) the BGJ398 Material will be made available for pick up (ex works, Incoterms 2010) by Novartis at Novartis’ facilities where BGJ398 Material is currently stored, and shall be picked up by QED, in multiple installments in the order of priority set forth in Exhibit H, on a schedule mutually agreed upon by the Parties;”

(c)
Exhibit H, as attached hereto, is hereby appended to the License Agreement.
3.
Section 4.3. Database Transfer. Section 4.3 of the License Agreement contemplated that QED establish the appropriate database structures for receipt of the relevant data not later than [***] after QED’s receipt of the trial master file for the Compound. The Parties hereby agree that QED received the trial master file for the Compound from Novartis on April 12, 2018 and that such date shall be used to calculate the date for QED’s completion of the establishment of the appropriate database structures. Further, the Parties hereby amend Section 4.3 by replacing “not later than [***] after" to “not later [***].”
4.
[***]. Section 5.1 and Exhibit F of the License Agreement contemplated that Novartis and its Affiliates assign and transfer to QED the sponsorship of all of the Regulatory Filings identified in Exhibit F, including [***]. The Parties hereby agree that Novartis and Affiliates shall not assign and transfer the sponsorship of [***] and that [***] shall not be deemed a “Transferred IND/CTA'” under the License Agreement. As such, the Parties hereby amend Exhibit F to delete all references to [***].

5.
Effect of Letter Agreement. This Letter Agreement shall not constitute a waiver, amendment or modification of any other provision of the License Agreement or any other provision not expressly referred to herein. Except as amended as set forth above, the License Agreement shall continue in full force and effect.
6.
Severability. Should one or more of the provisions of this Letter Agreement become void or unenforceable as a matter of law, then this Letter Agreement will be construed as if such provision were not contained herein and the remainder of this Letter Agreement will be in full force and effect, and the Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.
7.
Governing Law and Jurisdiction. This Letter Agreement will be governed by and construed under the laws of the Commonwealth of Massachusetts, USA, without giving effect to the conflicts of laws provision thereof, The United Nations Convention on Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Letter Agreement.
8.
Entire Agreement. This Letter Agreement, including its Exhibits and schedules, together with the License Agreement sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter, including the Prior Confidentiality Agreement In the event of any conflict between a substantive provision of this Letter Agreement and any Exhibit or schedule hereto, the substantive provisions of this Letter Agreement will prevail.
9.
Counterparts. This Letter Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe Portable Document Format (.pdf) sent by electronic mail shall be deemed to be original signatures.
10.
Amendments. No provision of this Letter Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.
11.
Survival. The rights and obligations of the parties under this Letter Agreement shall continue until the expiration or termination of the License Agreement.

This Letter Agreement is signed below by authorized representatives of Novartis and QED respectively indicating the Parties' acceptance of the terms and conditions of this Letter Agreement.

Novartis International Pharmaceutical Ltd.

By: /s/Simone Pfirter (signature) Name: Simone Pfirter Title: Authorized Signatory	By: /s/Felix Eichhorn (signature) Name: Felix Eichhorn Title: Authorized Signatory

QED Therapeutics, Inc.

By: /s/Michael Henderson

(signature)

Name: Michael Henderson

Title: CBO

cc: Novartis Institutes for BioMedical Research, Inc,

250 Massachusetts Avenue

Cambridge, MA 02139 USA

Attn: General Counsel

Goodwin Procter

Three Embarcadero Center

28th Floor

San Francisco, CA 94111

Attn: Maggie L, Wong, Esq.

Schedule I

Statement of Work

[***]

Exhihit H

Novartis Prioritization of Exhibit D

[***]

AMENDMENT NO. 1 TO LETTER AGREEMENT

This Amendment No. 1 to the Letter Agreement (this “Amendment”) is made as of 7th August, 2018, by and between Novartis International Pharmaceutical Ltd. (“Novartis”) and QED Therapeutics, Inc. (“QED”).

RECITALS

WHEREAS, Novartis and QED entered into that certain Letter Agreement dated May 4, 2018 (the “Letter Agreement”) to that certain License Agreement by and between Novartis and QED dated as of January 29, 2018 (the “License Agreement”);

WHEREAS, QED and Novartis desire to amend the Letter Agreement;

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, agree as follows:

1.
Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Letter Agreement.
2.
Amendment to Section 4. Section 4 of the Letter Agreement “[***]” is hereby deleted in its entirety and replaced with the following text:

“[***]. Notwithstanding anything to the Contrary in the License Agreement, Novartis and its Affiliates shall assign and transfer to QED the sponsorship of Regulatory Filing [***], as identified on Exhibit F, effective as of August 10, 2018. Upon such assignment and transfer, [***] shall be deemed a “Transferred IND/CTA” for all purposes under the License Agreement.”

3.
Effect of Amendment. This Amendment shall not constitute a waiver, amendment, or modification of any other provision of the Letter Agreement or any other provision not expressly referred to herein. Except as amended as set forth above, the Letter Agreement shall continue in full force and effect.
4.
Entire Agreement. This Amendment, together with the License Agreement and the Letter Agreement together constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly superseded hereby.
5.
Governing Law. This Amendment will be governed by and construed under the laws of the Commonwealth of Massachusetts, USA, without giving effect to the conflicts of laws provision thereof. The United Nations Convention on Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Amendment.

6.
Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe Portable Document Format (.pdf) sent by electronic mail shall be deemed to be original signatures.

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2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Letter Agreement as of the date first set forth above.

Novartis International Pharmaceutical Ltd.

By: /s/Riccarda Racine

(signature)

Name: Riccarda Racine

Title: Authorized Signatory

By: /s/Simone Pfirter

(signature)

Name: Simone Pfirter

Title: Authorized Signatory

QED Therapeutics, Inc.

By: /s/Sameena Sharif

(signature)

Name: Sameena Sharif

Title: COO

cc: Novartis Institutes for BioMedical Research, Inc,

250 Massachusetts Avenue

Cambridge, MA 02139 USA

Attn: General Counsel

Goodwin Procter

Three Embarcadero Center

28th Floor

San Francisco, CA 94111

Attn: Maggie L, Wong, Esq

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (this “Amendment”) dated as of September 10, 2020 (the “Amendment Date”), is made by and between Novartis Pharma AG (as the successor in interest to Novartis International Pharmaceutical Ltd.), a for-profit corporation with its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”), and QED Therapeutics, Inc., a Delaware corporation located at One Ferry Building, Suite 220, San Francisco, CA 94111 USA (“QED”). Novartis and QED may each be referred to herein as a “Party” or collectively as the “Parties.”

WITNESSETH

WHEREAS, Novartis and QED are patties lo the License Agreement, dated January 9, 2018 (the “License Agreement”), as amended by that certain Letter Agreement, dated May 4, 2018 (the “First Letter Agreement”), and that certain Amendment #1 to the First Letter Agreement, dated August 7, 2018 (the “Amendment No. 1 to the First Letter Agreement”), as well as that certain Amendment and Agreement, dated August 30, 2018 (the “Amendment and Agreement”) and together with the License Agreement, the First Letter Agreement and the Amendment No. 1 to the First Letter Agreement, the “Agreement”);

WHEREAS, the Parties entered into an Assignment, Assumption and Cooperation Agreement, dated April 25, 2018 (the “Ancillary Agreement”);

WHEREAS, Parties also entered into a second Letter Agreement, dated June 11, 2018, a third Letter Agreement, dated November 4, 2019, and a fourth Letter Agreement, dated June 22, 2020 (such Letter Agreements, collectively, the “Letter Agreements,” and together with Agreement and Ancillary Agreement. the “Operative Agreements”);

WHEREAS, effective January 1, 2020, the Operative Agreements were assigned to Novartis Pharma AG pursuant to its merger with its Affiliate, Novartis International Pharmaceutical Ltd; and

WHEREAS, Novartis and QED desire to amend the Operative Agreements as set forth herein.

NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Novartis and QED mutually agree as follows:

1.
Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.
2.
Amendments.
a.
Section 9.4(b) of the License Agreement is hereby amended and restated as follows:

“QED will have the first right to bring and control any legal action in connection with the Third Party Infringement relating to any Novartis Patent set forth on Exhibit B-1 or Exhibit B-2 in the Field at its own expense as it reasonably determines appropriate, and Novartis will have the right, at its own expense, to be represented in any such action by counsel of its own choice. If QED fails to bring an action or proceeding with respect to, or to terminate, infringement of any Novartis Patent set forth on Exhibit B-1 or Exhibit B-2 (i) within [***] following the notice of alleged infringement (or [***] after QED receives the relevant ANDA notification), or (ii) prior to [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Novartis will have the right to bring and control any such action at its own expense and by counsel of its own choice, and QED will have the right, at its own expense, to be represented in any such action by counsel of its own choice; provided, however, that if QED notifies Novartis in writing prior to [***] before such time limit for the filing of any such action that QED intends to file such action before the time limit, then QED will be obligated to file such action before the time limit, and Novartis will not have the right to bring and control such action.”

b.
Section 9.5 of the License Agreement is hereby amended and restated as follows:

“Third Party Patent Invalidity Claim. If a Third Patty at any time asserts a claim that any Novartis Patent on Exhibit B-1 or Exhibit B-2 is invalid or otherwise unenforceable (an “Invalidity Claim”), whether as a defense in an infringement action brought by a Patty pursuant to Section 9.4, in a declaratory judgment action or any patent office-proceeding anywhere in the world (e.g., inter-partes review or European opposition) relating to the Field, QED shall have the first right, but not the obligation, to defend such Invalidity Claim and Novartis shall cooperate with QED in preparing and formulating a response to such Invalidity Claim. If QED does not defend an Invalidity Claim brought against a Novartis Patent on Exhibit B-1 or Exhibit B-2, Novartis may defend such Invalidity Claim and the coordination provisions of Section 9.4(c) will apply to such Invalidity Claim, mutatis mutandis as they apply to Third Party Infringement suits. No Party may, without the consent of each other Party, settle or compromise any Invalidity Claim in any manner which would (a) have an adverse effect on such other Party’s rights or obligations hereunder or (b) be an admission of liability on behalf of the other Party (provided, however, that the Party initiating such suit may settle such suit without such consent if such settlement involves only the receipt of money from, or the payment of money to, such Third Party and the Party settling such suit makes all such payments to such Third Party). To the extent such Invalidity Claim is raised as a defense in an infringement action brought by a Party pursuant to Section 9.4, the expense provisions of Section 9.4 will apply and counsel to the Party controlling the infringement action shall act as the ministerial liaison with the court.”

c.
Section 9.9 of the License Agreement is hereby amended and restated as follows:

“(a) If requested by QED, Novartis will cooperate in obtaining patent term restoration (under but not limited to the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions with respect to the Novartis Patents on Exhibit B-1 or Exhibit B-2 in any country and/or region where applicable. Novartis will provide all reasonable assistance requested by QED, including permitting QED to proceed with applications for such in the name of Novartis, if deemed appropriate by QED, and executing documents and providing any relevant information to QED.

(b) As between the Parties, QED, will in its sole discretion determine which, if any, Novartis Patents on Exhibit B-1 or Exhibit B-2, it will apply to extend; provided, however, that QED will give Novartis [***] notice before doing so and reasonably consider any input from Novartis with respect to the extension of any Novartis Patents.”

3.
No Other Agreement. In the event of a conflict between this Amendment and the License Agreement, this Amendment shall control with respect to the subject matter set forth herein. Except as expressly set forth in this Amendment, all of the terms and conditions of, the Operative Agreements shall remain unchanged and are ratified, reinstated and confirmed in all respects, and will remain in full force and effect.
4.
Warranty. Novartis represents that it has the right and authority to grant all rights to QED under the Agreement as amended by this Amendment.
5.
Entire Agreement. This Amendment, together with the Operative Agreements, as amended, constitutes the entire agreement between Novartis and QED regarding the subject matter hereof. and any reference to the Operative Agreements shall refer to the Operative Agreements, including this Amendment.
6.
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signature pages may be transmitted by facsimile or other electronic means (such as email of .pdf or similar files) with the same effect as physical delivery of manually signed originals.

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IN WITNESS WHEREFORE, the duly authorized representatives of the Parties hereby execute this Amendment as of the Amendment Date.

Novartis Pharma AG	QED Therapeutics, Inc.
By: /s/ Carlote Retler	By: /s/ Carl Dambkowski
Name: Dr. Charlotte Retzler	Name: Carl L. Dambkowski
Title: Authorized Signatory	Title: Chief Strategy Officer and EVP of Operations

By: /s/ Ian James Hiscock
Name: Ian James Hiscock
Title: Authorized Signatory

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (this “Amendment”) dated as of March 30, 2022 (the “Amendment Effective Date”), is made by and between Novartis Pharma AG (as the successor in interest to Novartis International Pharmaceutical Ltd.), a for-profit corporation with its principal place of business at Lichtstrasse 35, CH-4056 Basel, Switzerland (“Novartis”), and QED Therapeutics, Inc., a Delaware corporation located at 1800 Owens Street, 12th Floor, San Francisco, CA 94158 (“QED”). Novartis and QED may each be referred to herein as a “Party” or collectively as the “Parties.”

WHEREAS, Novartis and QED are parties to the License Agreement, dated January 9, 2018, as amended by that certain Letter Agreement, dated May 4, 2018, that certain Amendment #1 to the First Letter Agreement, dated August 7, 2018, that certain Amendment and Agreement, dated August 30, 2018, and that certain Amendment to License Agreement dated September 10, 2020 (the “Agreement”);

WHEREAS, the Parties entered into an Assignment, Assumption and Cooperation Agreement, dated April 25, 2018, as amended on August 30, 2018 and February 12, 2019 (the “Ancillary Agreement”);

WHEREAS, Parties also entered into a second Letter Agreement, dated June 11, 2018, a third Letter Agreement, dated April 4, 2019, a fourth Letter Agreement, dated November 4, 2019, and a fifth Letter Agreement, dated June 22, 2020 (such Letter Agreements, collectively, the “Letter Agreements,” and together with Agreement and Ancillary Agreement, the “Operative Agreements”);

WHEREAS, the Parties entered into a Pharmacovigilance Agreement dated September 20, 2018, which was terminated, subject to certain survival provisions, pursuant to a Termination Letter dated December 18, 2019;

WHEREAS, effective January 1, 2020, the Operative Agreements existing as of the date thereof were assigned to Novartis Pharma AG pursuant to its merger with its Affiliate, Novartis International Pharmaceutical Ltd.; and

WHEREAS, the Parties wish to amend the License Agreement as set forth herein.

NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Novartis and QED mutually agree as follows:

1.
Definitions. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.

2.
Amendments.

a.
The License Agreement is hereby amended and restated by adding a new Section

5.4 as follows:

“Source Documentation: The Parties acknowledge and agree that as of the Amendment Effective Date, Novartis has provided QED with legacy safety data from the Novartis global safety database for the Product to enable QED to establish the Global Safety Database (the “GSDB”) for the Product, and such transfer of data from Novartis to QED did not contain any source documentation on safety cases. The Parties acknowledge and agree that Novartis has provided legacy safety data source documentation upon the request of QED where required for patient safety or regulatory reasons for the Products. In accordance with the terms of [***], on November 12, 2021, QED subsequently transferred the GSDB to [***].

Novartis hereby agrees that following the Amendment Effective Date, Novartis shall provide in a timely manner either to QED or to both QED and [***], as QED’s designee, source documentation and audit trail data for an individual case as reasonably requested by QED, [***], or the relevant Regulatory Authorities for patient safety or regulatory reasons for the Product,. QED or [***] will reach out to the Novartis point of contact [***]. Any source documents requiring transfer shall be transferred in compliance with data privacy laws and regulations, and copies of anonymized source documents shall be provided only after redaction of patient and reporter identifiers. Where required, this will be conducted at the expense of QED. No correspondence, communications, or meetings (including in connection with responses to relevant regulatory agencies) will be conducted by Novartis and [***] without the participation of QED as a necessary party. Any source documentation shall be maintained by the Parties, and Novartis’ obligations set forth in this Section 5.4, shall survive expiration or termination of this Agreement, in each case, for at least [***] after the last country has withdrawn the Product from the market, or after a development project ends.”

b.
The License Agreement is hereby amended and restated by adding the following sentence to the end of Section 15.12:

“Notwithstanding the foregoing in addition to QED, [***] or [***] shall be entitled to directly enforce the obligations set forth in Section 5.4.”

3.
No Other Agreement. In the event of a conflict between this Amendment and the License Agreement, this Amendment shall control with respect to the subject matter set forth herein. Except as expressly set forth in this Amendment, all of the terms and conditions of the Operative Agreements shall remain unchanged and are ratified, reinstated and confirmed in all respects, and will remain in full force and effect.

4.
Warranty. Novartis represents that it has the right and authority to grant all rights to QED under the Agreement as amended by this Amendment.

5.
Entire Agreement. This Amendment, together with the Operative Agreements, as amended, constitutes the entire agreement between Novartis and QED regarding the subject matter hereof, and any reference to the Operative Agreements shall refer to the Operative Agreements, including this Amendment.
6.
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signature pages may be transmitted by facsimile or other electronic means (such as email of .pdf or similar files) with the same effect as physical delivery of manually signed originals.

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IN WITNESS WHEREFORE, the duly authorized representatives of the Parties hereby execute this Amendment as of the Amendment Date.

Novartis Pharma AG QED Therapeutics, Inc.

By: /s/ Simone Pfirter By: /s/ Michael Henderson

Name: Simone Pfirter Name: Michael Henderson

Title: Head NIBR General Legal Europe Title: CEO

By: /s/ Petra Grohman-Moesching

Name: Petra Grohman-Moesching

Title: Head Finance NIBR Europe